UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2010
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1

Item 8.01. Other Events
     Parker Drilling Company (the “Company”) hereby amends Item 8 of Part II of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on March 3, 2010 (the “Form 10-K”), to revise Note 5—Guarantor/Non-Guarantor Consolidating Condensed Financial Statements in the Notes to the Consolidated Financial Statements included therein to reflect the subsidiaries of the Company that are current guarantors of the Company’s 9 1/8% Senior Notes due 2018 (the “Amended Financial Statements”). The Amended Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K.
     For purposes of this Form 8-K, and in accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Item 8 of the Form 10-K has been amended and restated in its entirety. Other than the revisions to Item 8 noted above, there are no other changes to the Form 10-K. No amendments have been made to the Form 10-K and included in this Form 8-K to reflect events occurring after the filing of the Form 10-K or to modify or update those disclosures affected by subsequent events. Accordingly, this Form 8-K should be read in conjunction with the Company’s SEC filings made subsequent to the filing of the Form 10-K, including any amendments of those filings.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Amended and Restated Consolidated Financial Statements of Parker Drilling Company.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: June 21, 2010	By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP.
99.1	Amended and Restated Consolidated Financial Statements of Parker Drilling Company.